UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2008

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

WA	000-24151	91-1574174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. Riverside Ave., Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   509-456-8888

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d)     On November 3, 2008, Northwest Bancorporation, Inc. (the "Company") issued a press release announcing the appointment of Anthony D. Bonanzino, Ph.D. to the Board of Directors of the Company and its wholly-owned subsidiary Inland Northwest Bank. The appointment will be effective on November 18, 2008. The text of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is filed herewith:

Exhibit No.           Exhibit Description

99.1                      Press release text of Northwest Bancorporation, Inc. dated November 3, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northwest Bancorporation, Inc. (Registrant)
November 3, 2008 (Date)	/s/ CHRISTOPHER C. JUREY Christopher C. Jurey Chief Financial Officer

EXHIBIT INDEX

Exhibit No.           Exhibit Description

99.1                      Press release text of Northwest Bancorporation, Inc. dated November 3, 2008.